AGREEMENT
                                    ---------


INTERNATIONAL HUMATE FERTILIZER, CO. (a Nevada corporation), located at 1626 Hovenden Court, Texas 77450, hereinafter referred to as Employer, and DAVID G. WILLIAMS, hereinafter referred to as Employee, in consideration of the mutual promised made herein, agree as follows.

                         ARTICLE I.  TERM OF EMPLOYMENT
                         ------------------------------

                                Specified Period
                                ----------------

     Section 1.01.  Employer hereby employs Employee and Employee hereby accepts
     ------------
employment with Employer for a period of sixty (60) months, beginning July 1, 1996 and terminating on June 30, 2001.

                                Automatic Renewal
                                -----------------

     Section 1.02.  This agreement shall be renewed automatically for succeeding
     ------------
terms of two (2) years each unless either party gives notice to the other at least sixty (60) days prior to the expiration of any term his or its intention not to renew.

                            "Employment Term" Defined
                            -------------------------

     Section  1.03.  As  used herein, the phrase "employment term" refers to the
     -------------
entire period of employment of Employee by Employer hereunder whether for the period provided above, or whether terminated earlier as hereinafter provided or extended by mutual agreement between Employer and Employee.

                 ARTICLE 2.  DUTIES AND OBLIGATIONS OF EMPLOYEE
                 ----------------------------------------------

                                 General Duties
                                 --------------

     Section  2.01.  Employee  shall  serve as the President and Chief Executive
     -------------
Officer of International Humate Fertilizer, Inc. In his capacity as President and Chief Executive Officer of International Humate Fertilizer, Inc., Employee shall be in charge of day to day operations for the Company, including but not limited to the hiring and firing, setting wages, and charges for Company services, subject t all times to the policies set by Employer's Board of Directors, and to the consent of the Board when required by the terms of this contract. Employee agrees to spend as much time on Company matters as is necessary to insure the proper operation of the Employer.

                 Matters Requiring Consent of Board of Directors
                 -----------------------------------------------

     Section  2.02.  Employee shall not, without specific approval of Employer's
     -------------
Board  of  Directors,  do  or  contract  to  do  any  of  the  following:
          (1) Borrow on behalf of Employer during any one fiscal year an amount in excess of $3,000,000.

          (2) Permit any customer of Employer to become indebted to Employer in an amount in excess of $500,000.

          (3) Purchase capital equipment for amounts in excess of the amounts approved for expenditure by the Board of Directors.

          (4) Sell any single capital asset of Employer having a market value in excess of $1,000,000 or a total of capital assets during a fiscal year having a market value in excess of $5,000,000.

          (5) Commit Employer to the expenditure of more than $150,000 in the development and sale of new products or services.

                         Devotion to Employer's Business
                         -------------------------------

     Section  2.03.  (a)  Employee  shall  devote  as  much  as necessary of his
     -------------
productive  time,  ability, and attention to the business of Employer during the
     -
term of this contract, but not less than is required to insure the proper operation of Employer.

     (b) This agreement shall not be interpreted to prohibit Employee from making passive personal investments or conducting private business affairs if those activities do not materially interfere with the services required under this Agreement.

                             Competitive Activities
                             ----------------------

     Section  2.04.  During  the  term  of  this  contract,  Employee shall not,
     -------------
directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity, engage or participate in any undisclosed business that is in competition in any manner whatsoever with the business of Employer.

                        Uniqueness of Employee's Services
                        ---------------------------------

     Section  2.05.  Employee  hereby represents and agrees that the services to
     -------------
be performed under the terms of this contract are of a special, unique, unusual, extraordinary, and intellectual character that gives them a peculiar value, the loss of which cannot be reasonable or adequately compensated in damages in an action at law. Employee therefore expressly agrees that Employer, in addition to any other rights or remedies that Employer may possess, shall be entitled to injunctive and other equitable relief to prevent or remedy a breach of this contract by Employee.

                   Identification for Negligence or Misconduct
                   -------------------------------------------

     Section  2.06.  Employee shall  indemnify and  hold  Employer harmless from
     -------------
all liability for loss, damage, or injury to persons or property resulting from the negligence or misconduct of Employee.

                                  Trade Secrets
                                  -------------

     Section  2.07.  (a)  The parties acknowledge and agree that during the term
     -------------
of this agreement and in the course of the discharge of his duties hereunder, Employee shall have access to and become acquainted with information concerning the operation of Employer, including without limitation, financial, personnel, sales, scientific, trade, and other information that is owned and licensed by Employer and regularly used in the operation of Employer and regularly used in the operation of Employer's business, and that such information constitutes Employer's trade secrets.

     (b) Employee specifically agrees that he shall not misuse, misappropriate, or disclose any such trade secrets, directly or indirectly, to any other person r use them in any way, either during the term of this agreement or at any other time thereafter, except as is required in the course of his employment hereunder.

     (c) Employee acknowledges and agrees that the sale or unauthorized use or disclosure of any of Employer's trade secrets obtained by Employee during the course of his employment under this agreement, including information concerning employer's current or any future and proposed work, service, or products, the facts that any such work, services, or products are planned, under consideration, or in production, as well as any descriptions thereof, constitute unfair competition. Employee promises and agrees not to engage in any unfair competition with Employer, either during the term of this agreement or at any other time thereafter.

     (d) Employee further agrees that all files, records, documents, drawings, specifications, equipment, and similar items relating to Employer's business, whether prepared by Employee or others, are and shall remain exclusively the property of Employer and that they shall be removed from the premises of Employer only with the express prior written consent of Employer's Board of Directors.

                             Use of Employee's Name
                             ----------------------

     Section  2.08.  (a)  Employer  shall  have  the  right  to  use the name of
     -------------
Employee  as  part  of  the  trade name or trademark of Employer if it should be
     --
deemed advisable to do so. Any trade name or trademark, of which the name of the Employee is a part, that is adopted by Employer during the employment of Employee may be used thereafter by Employer for as long as Employer deems advisable.

     (b) Employee shall not, either during the term of this agreement or at any time thereafter, use or permit the use of his name in the trade name or trademark of any other enterprise if that other enterprise is engaged in a business similar in any respect to that conducted by Employer, unless that trade name or trademark clearly indicates that the other enterprise is a separate entity entirely distinct from and not to be confused with Employer and unless that trade name or trademark excludes any words or symbols stating or suggesting prior or current affiliation or connection by that other enterprise or its employees with Employer.

                       ARTICLE 3.  OBLIGATIONS OF EMPLOYER
                       -----------------------------------

                               General Description
                               -------------------

     Section  3.01.  Employer  shall  provide  Employee  with  the compensation,
     -------------
incentives, benefits, and business expense reimbursement specified elsewhere in this agreement.

     Section  3.02.  Employer  shall  provide Employee with office space, office
     -------------
equipment, supplies, and other facilities and services, to Employee's position and adequate for the performance of his duties.

                      Indemnification of Losses of Employee
                      -------------------------------------

     Section  3.03.  Employer  shall indemnify Employee for all losses sustained
     -------------
by Employee in direct consequence of the discharge of his duties on Employer's behalf.

                      ARTICLE 4.  COMPENSATION OF EMPLOYEE
                      ------------------------------------

                                  Annual Salary
                                  -------------

     Section  4.01.  (a)  As  compensation  for  the  services  to  be performed
     -------------
hereunder,  Employee  shall  receive  a salary at the rate of 128,000 per annum,
     --
payable not less than once each month for the first twelve months of the employment term, 150,000 per annum for the second twelve months of the employment term, and 175,000 per annum for the balance of the employment term.

     (b) Employee shall receive such annual increases in salary as may be determined by Employer's Board of Directors in its sole discretion at its annual meeting.

                      Salary Continuation During Disability
                      -------------------------------------

     Section  4.02.  If  Employee  for any reason whatsoever becomes permanently
     -------------
disabled so that he is unable to perform the duties prescribed herein, Employer agrees to pay Employee 50 percent of Employee's annual salary, payable in the same manner as provided for the payment of salary herein for the remainder of the employment term provided for herein.

                         Tax Withholding Tax Withholding
                         -------------------------------

     Section 4.03.  Employer shall have the right to deduct or withhold from the
     ------------
compensation due to Employee hereunder any and all sums required for federal income and Social Security taxes and all state or local taxes not applicable or that may be enacted and become applicable in the future.

                         Repayment of Disallowed Salary
                         ------------------------------

     Section  4.04.  In  the  event that any portion of the compensation paid by
     -------------
Employer to Employee is disallowed as an income tax deduction on an income tax return of Employer, Employee agrees to immediately repay to Employer the full amount of that portion.

                                Automobile Rental
                                -----------------

     Section  4.05.  Employer  will  pay Employee an allowance for his use of an
     -------------
automobile  for  Employer's  business  in  the  amount  of  $500  per  month.


                         ARTICLE 5.  EMPLOYEE INCENTIVES
                         -------------------------------

                                  Stock Option
                                  ------------

     Section  5.01.  (a) Employer will grant to Employee incentive stock options
     -------------
to purchase shares of common stock of International Humate Fertilizer, Inc. after one year of employment. The specific terms and conditions governing the grant of these options and the exercise of said options will be set forth in more detail in an Employee Stock Option agreement approved by the stockholders and directors of the company.

     (b)     These  options  may  be  assigned.

     (c) These options may only be exercised by Employee during the terms of his employment hereunder. However, in the event that the employment term is terminated by Employer for reasons other than cause, Employee shall retain the right to exercise any unused portion.

                          ARTICLE 6. EMPLOYEE BENEFITS
                          ----------------------------

                                 Annual Vacation
                                 ---------------

     Section 6.01.  Employee shall be entitled to thirty (30) days vacation time
     ------------
each year without the loss of compensation. In the event that Employee is unable for any reason to take the total amount of vacation time authorized herein during any year, he may accrue that time and add it to vacation time for any following year.

                                     Illness
                                     -------

     Section  6.02.  Employee  shall  be entitled to seven (14) days per year as
     -------------
sick  leave  with  full  pay.  Sick  leave  may  be  accumulated.

                                Medical Coverage
                                ----------------

     Section  6.03.  Employer  agrees to include Employee in the coverage of any
     -------------
medical, major medical, hospital, dental, and eye care insurance program adopted by Employer.

                                 Life Insurance
                                 --------------

     Section 6.04.  (a) Employer agrees to obtain a life insurance policy on the
     ------------
life of Employee on the face amount of $1,000,000.00. Employer further agrees to make that insurance policy payable to the Employer. Employer agrees to pay all premiums on the policy during the term of employment provided herein.

     (b) Employee agrees to submit to a physical examination at any time requested by Employer for the purpose of Employer's obtaining life insurance on the life of Employee for the benefit of Employer; provided, however, that Employer shall bear the entire cost of that examination.

                            Group Term Life Insurance
                            -------------------------

     Section  6.05.  Employer  agrees  to  include  Employee  under  Employer's
     -------------
group-term  life  insurance policy on the terms and conditions stated therein or
     --
for an amount equal to twice the annual salary of Employee and including accidental death and dismemberment coverage.

                     Discretionary Increase In Compensation
                     --------------------------------------

     Section 6.06.  Employer shall pay Employee such additional compensation, if
     ------------
any, for services rendered under this contract, as may be determined in the sole discretion of Employer's Board of Directors.

                          ARTICLE 7. BUSINESS EXPENSES
                          ----------------------------

                               Use of Credit Card
                               ------------------

     Section  7.01.  All  business  expenses  reasonably incurred by Employee in
     -------------
promoting the business of Employer, including expenditures for entertainment, gifts, and travel, are to be paid for, insofar as possible, by the use of credit cards in the name of Employer which will be furnished to Employee.

     Section 7.02.  (a) Employer shall promptly reimburse Employee for all other
     ------------
reasonable business expenses incurred by Employee in connection with the business of Employer.

     (b) Each such expenditure shall be reimbursable only if it is of a nature qualifying it as a proper deduction on the federal and state income tax return of Employer.

     (c) Each such expenditure shall be reimbursable only if employee furnishes to Employer adequate records and other documentary evidence required by federal and state statutes and regulations issued by the appropriate taxing authorities for the substantiation of each such expenditure as an income tax deduction.

                        Repayment of Disallowed Expenses
                        --------------------------------

     Section  7.03.  In  the event that any expenses paid for Employee shall, on
     -------------
audit  or  other  examination

                      ARTICLE 8.  TERMINATION OF EMPLOYMENT
                      -------------------------------------

                              Termination for Cause
                              ---------------------

     Section  8.01.  (a) Employer reserves the right to terminate this agreement
     -------------
if Employee willfully breaches or grossly neglects the duties which he is required to perform under the terms of this agreement; or commits such acts of dishonesty, fraud, misrepresentation or other acts of moral turpitude as would prevent the effective performance of his duties.

     (b) Employer may at its option terminate this agreement for the reasons stated in this Section by giving written notice of termination to Employee without prejudice to any other remedy to which Employer may be entitled either at law, in equity, or under this Agreement.

     (c) The notice of termination required by this section shall specify the ground for the termination and shall be supported by a statement of all relevant facts.

     (d) Termination under this section shall be considered "for cause" for the purposes of this agreement.

                            Termination Without Cause
                            -------------------------

     Section  8.02.  (a)  This  agreement  shall be terminated upon the death of
     -------------
Employee.

     (b) Employer reserves the right to terminate this agreement not less than six (6) months after Employee suffers any physical or mental disability that would prevent the performance of his duties under this agreement. Such a termination shall be effected by giving thirty (30) days' written notice of termination to Employee. Termination pursuant to this provision shall not prejudice Employee's rights to continued compensation pursuant to Section 4.02 of this agreement.

     (c) Termination under this Section shall not be considered "for cause" for the purposes of this agreement.

              Effect of Merger, Transfer of Assets, or Dissolution
              ----------------------------------------------------

     Section  8.03.  (a) This agreement shall not be terminated by any voluntary
     -------------
or involuntary dissolution of Employer resulting from either a merger or consolidation in which Employer is not the consolidated or surviving corporation, or a transfer of all or substantially all of the assets of Employer.

     (b) In the event of any such merger or consolidation or transfer of assets, Employer's rights, benefits, and obligations hereunder may, at Employee's election, be assigned to the surviving or resulting corporation or the transferee of Employer's assets, or Employee may elect payment upon merger, etc. as set forth in Section 8.04 below.

     Section 8.04.  Notwithstanding any provision of this agreement, if Employer
     ------------
terminates this agreement not for cause, it shall pay the Employee an amount equal to one (1) year's annual salary at the then current rate of compensation.

                          ARTICLE 9. GENERAL PROVISIONS
                          -----------------------------

                                     Notices
                                     -------

     Section  9.01.  Any  notices  to  be given hereunder by either party to the
     -------------
other shall be in writing and may be transmitted by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this agreement, but each party may change that address by written notice in accordance with this Section. Notices delivered personally shall be deemed communicated as of the date of actual receipt; mailed notices shall be deemed communicated as of five (5) days after the date of mailing.

                                   Arbitration
                                   -----------

     Section  9.02.  (a) Any controversy between Employer and Employee involving
     -------------
the construction or application of any of the terms, provisions, or conditions of this agreement shall on the written request of either party served on the other be submitted to arbitration. Arbitration shall comply with and be governed by the provisions of the Nevada Arbitration Act.

     (b) Employer and Employee shall each appoint one person to hear and determine the dispute. If the two persons so appointed are unable to agree, then those persons shall select a third impartial arbitrator whose decisions shall be final and conclusive upon both parties.

     (c) the cost of arbitration shall be done by the losing party or in such proportions as the arbitrators decide.

                            Attorney's Fees and Costs
                            -------------------------

     Section 9.03.  If any action at law or in equity is necessary to enforce or
     ------------
interpret the terms of this agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs, and necessary disbursements in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire contract.

                                Entire Agreement
                                ----------------

     Section  9.04.  This  agreement  supersedes  any  and all other agreements,
     -------------
either oral or in writing between the parties hereto with respect to the employment of Employee by Employer and contains all of the covenants and agreements between the parties with respect to that employment in any manner whatsoever. Each party to this agreement acknowledges that no representation, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied, herein, and that no other agreement, statement, or promise not contained in this agreement shall be valid or binding on either party.

                                  Modification
                                  ------------

     Section 9.05.  Any modification of this agreement will be effective only if
     ------------
it  is  in  writing  and  signed  by  the  party  to  be  charged.

                                Effect of Waiver
                                ----------------

     Section  9.06.  The  failure of either party to insist on strict compliance
     -------------
with any of the terms, covenants, or conditions of this agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other time.

                               Partial Invalidity
                               ------------------

     Section  9.07.  If  any  provision  in  this  agreement is held by court of
     -----------
competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

                             Law Governing Agreement
                             -----------------------

     Section  9.08.  This  agreement  shall  be  governed  by  and  construed in
     -----------
accordance  with  the  laws  of  the  State  of  Nevada.
     --

                           Sums Due Deceased Employee
                           --------------------------

     Section  9.09.  If Employee dies prior to the expiration of the term of his
     -------------
employment, any sums that may be due him from Employment under this agreement as of the date of death shall be paid to Employee's executors, administrators, heirs, personal representatives, successors, and assigns.

Executed on July 1, 1996 at Katy, Texas

EMPLOYER:  International  Humate  Fertilizer,  Co.

By:  /s/     J.D. Rottweiler
     ------------------------

By:  /s/  David G. Williams
     ------------------------


EMPLOYEE:  David G. Williams

By:  /s/  David G. Williams
     ------------------------